The Meet Kevin Pricing Power ETF

SCHEDULE OF INVESTMENTS at July 31, 2023 (Unaudited)

	Shares	Value
Common Stocks - 99.6%
Advertising - 5.3%
The Trade Desk, Inc. - Class A (1)	25,674	$2,343,009

Aerospace & Defense - 4.5%
Embraer SA - ADR (1)	124,662	1,949,714

Auto Manufacturers - 22.6%
Tesla, Inc. (1)	36,942	9,879,399

Commercial Services - 4.0%
PayPal Holdings, Inc. (1)	22,938	1,739,159

Computers - 11.0%
Apple, Inc.	24,606	4,833,849

Electrical Components & Equipment - 2.1%
Generac Holdings, Inc. (1)	6,073	933,420

Energy - Alternate Sources - 14.0%
Enphase Energy, Inc. (1)	35,530	5,394,520
SolarEdge Technologies, Inc. (1)	3,077	742,972
		6,137,492
Internet - 2.0%
Etsy, Inc. (1)	8,730	887,405

Semiconductors - 24.1%
Advanced Micro Devices, Inc. (1)	17,759	2,031,630
ASML Holding NV - NYRS	2,897	2,075,440
Intel Corp.	58,246	2,083,459
NVIDIA Corp.	5,061	2,364,955
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	20,409	2,023,552
		10,579,036
Software - 5.3%
Autodesk, Inc. (1)	2,870	608,411
BILL Holdings, Inc. (1)	13,549	1,698,232
		2,306,643
Telecommunications - 4.7%
Ubiquiti, Inc.	11,563	2,054,167

Total Common Stocks
(Cost $40,428,017)		43,643,293

Short-Term Investments - 0.5%
Money-Market Funds - 0.5%
First American Government Obligations Fund, Class X, 5.175% (2)	191,223	191,223
Total Short-Term Investments
(Cost $191,223)		191,223

Total Investments in Securities - 100.1%
(Cost $40,619,240)		43,834,516
Liabilities in Excess of Other Assets - (0.1)%		(24,589)
Total Net Assets - 100.0%		$43,809,927

ADR	American Depositary Receipt
NYRS	New York Registry Shares
(1)	Non-income producing security.
(2)	The rate shown is the annualized seven-day effective yield as of July 31, 2023.

Summary of Fair Value Exposure at July 31, 2023 (Unaudited)

The Meet Kevin Pricing Power ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$43,643,293	$–	$–	$43,643,293
Short-Term Investments	191,223	–	–	191,223
Total Investments in Securities	$43,834,516	$–	$–	$43,834,516

(1) See Schedule of Investments for the industry breakout.